SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2001


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                    001-11421                 61-0502302
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


          100 Mission Ridge
      Goodlettsville, Tennessee                                  37072
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(Address of Principal Executive Offices)                       (Zip Code)


    Registrant's telephone number, including area code:   (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

On September 6, 2001, Dollar General Corporation (the "Company") issued a news release with respect to August sales results, September sales expectations, and sales and new store opening expectations for the third quarter ending November 2, 2001. Information regarding unaudited category sales and unaudited customer transactions for the four-weeks ending August 31, 2001, was also disclosed. Copies of the news release and the data regarding unaudited sales and customer transactions are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DOLLAR GENERAL CORPORATION
                                                   (Registrant)


September 7, 2001                                  By: /s/ Larry K. Wilcher
                                                      ----------------------
                                                       Larry K. Wilcher
                                                       General Counsel and
                                                       Corporate Secretary

Exhibit Index
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Exhibit No.                         Item
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   99.1         News Release issued by Dollar General Corporation
                dated September 6, 2001

   99.2 Dollar General Corporation unaudited category sales and unaudited customer transactions